UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024 (April 16, 2024)

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Memorial City Plaza 820 Gessner Road, Suite 1100 Houston, TX	77043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Fourth Amendment to Merger Agreement

On April 16, 2024, Battalion Oil Corporation, a Delaware corporation (the “Company” or “we”), Fury Resources, Inc., a Delaware corporation (“Parent”), and San Jacinto Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), entered into a Fourth Amendment (the “Fourth Amendment”) to the Agreement and Plan of Merger, dated as of December 14, 2023 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub, as amended by that certain First Amendment to Agreement and Plan of Merger, dated as of January 24, 2024 (the “First Amendment”), the Second Amendment to the Agreement and Plan of Merger, dated as of February 6, 2024 (the “Second Amendment”) and the Third Amendment to the Agreement and Plan of Merger, dated as of February 16, 2024 (the “Third Amendment”).

Pursuant to the Merger Agreement (as amended by the First Amendment, the Second Amendment and the Third Amendment), the Company has the right to terminate (the “Funding Termination Right”) the Merger Agreement if Parent fails to deliver sufficient evidence to the Company demonstrating that Parent has obtained, in escrow and including the $10,000,000 (the “Initial Escrow Deposit Amount”) Parent had, prior to the execution of the Merger Agreement, deposited in cash into a segregated escrow account (the “Escrow Account”) for purposes of securing Parent’s obligations pursuant to the Merger Agreement and any other amounts deposited into the Escrow Account (if deposited), aggregate financing equal to at least $200,000,000 (such evidence, the “Evidence of Funding”) to the Company on or before 5:00 p.m. Central Time on April 10, 2024 (the “Funding Deadline”). The Closing Failure Fee (as defined in the Merger Agreement) shall become payable upon the exercise of such termination right and the obligation to make such payment would be a guaranteed obligation under the guarantee provided by Abraham Mirman in favor of the Company (the “Limited Guarantee”) summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 6, 2024 but subject to the limitations set forth in the Limited Guarantee.

On April 10, 2024, Parent informed the Company that it would not be able to deliver the Evidence of Funding by the Funding Deadline (the “Termination Event”). The Company’s board of directors (the “Board”) and the special committee of the Board then began evaluating the Company’s options in light of the Termination Event as summarized in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2024.

On April 16, 2024, at a special meeting of the Board, the Board approved, the Fourth Amendment to facilitate Parent’s efforts to obtain equity financing to consummate the transactions contemplated by the Merger Agreement, and, subsequently on April 16, 2024, the Company, Parent and Merger Sub entered into the Fourth Amendment.

The Fourth Amendment amends the Merger Agreement to reflect, among other things, the following changes:

•	Parent and the Company agreed to amend the definition of “Qualifying Additional Financing Documents” to be Additional Financing Documents (as defined in the Merger Agreement) that contemplate Additional Financing (as defined in the Merger Agreement) in an amount that, in the aggregate and when taken together with the aggregate proceeds contemplated by the Committed Financings (as defined in the Merger Agreement) and other financial resources of Parent and Merger Sub, including cash, cash equivalents and marketable securities of Parent, Merger Sub, the Company and the Company’s Subsidiaries on the Closing Date, be sufficient for Parent and Merger Sub to consummate the Merger upon the terms contemplated by this Agreement and pay all related fees and expenses, in each case as determined by the Company in its reasonable discretion.

•	Parent and the Company agreed to amend the definition of Closing Failure Fee under the Merger Agreement to increase to an amount equal to the Initial Deposit Amount plus $20,000,000 (which is an increase from the Initial Deposit Amount plus $15,000,000) in the event Parent delivers to the Company Qualifying Additional Financing Documents.

•	Parent and the Company agreed that the Company will not be required to file the definitive Proxy Statement or cause the definitive Proxy Statement to be mailed to the Company’s stockholders unless and until Parent has delivered Qualifying Additional Financing Documents to the Company.

•	Parent and the Company agreed that the Company would have the right to terminate the Merger Agreement if Parent failed to deliver all of the Qualified Additional Financing Documents to the Company on or before 5:00 p.m. Central Time on April 26, 2024.

•	The Funding Deadline contemplated by the Funding Termination Right was extended from 5:00 p.m. Central Time on April 10, 2024 to the date that is at least 7 days prior to the anticipated Closing Date. Furthermore, the Funding Termination Right will come exercisable by the Company if Parent fails to deliver by such Funding Deadline Evidence of Funding and other evidence reasonably acceptable to the Company demonstrating that Parent and Merger Sub have financial resources available to them that are sufficient for Parent and Merger Sub to consummate the Merger upon the terms contemplated by the Merger Agreement and pay all related fees and expenses.

•	Parent and the Company agreed that in the event that the Closing Failure Fee becomes payable as a result of a termination under certain circumstances, the Company shall not have an obligation under the Merger Agreement to abstain from collecting all or any portion of the Closing Failure Fee from any person guaranteeing Parent’s or Merger Sub’s obligations under the Merger Agreement.

•	Parent and the Company agreed that if Parent does not deliver the Qualifying Additional Financing Documents to the Company on or before 5:00 p.m. Central Time on April 22, 2024, Parent shall pay or shall cause to be paid to the Company $125,000, which shall be used by the Company to pay the Company’s costs and expenses associated with printing and mailing the definitive Proxy Statement to the Company’s stockholders (such obligation of Parent, the “Proxy Costs and Expenses Covenant”).

Except as modified by the Fourth Amendment, the terms of the Merger Agreement, the First Amendment, the Second Amendment and the Third Amendment, in the forms filed as Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company on December 18, 2023, January 24, 2024, February 6, 2024 and February 16, 2024, respectively, with the U.S. Securities and Exchange Commission (the “SEC”), are unchanged.

Amended and Restated Limited Guarantee

On April 16, 2024 and in connection with the Fourth Amendment, the Company and Abraham Mirman, the chairman of Parent (“Guarantor”), entered into an Amended and Restated Limited Guarantee (the “A&R Limited Guarantee”), which amended and restated in its entirety the Limited Guarantee.

The A&R Limited Guarantee amends the Limited Guarantee to reflect, among other things, the following changes:

•	Guarantor increased the amount of the obligations guaranteed under the A&R Limited Guarantee from an amount equal to $1,000,000 to an amount equal to (a) $1,000,000 plus (b) $1,000,000, but only if, in the case of this clause (b), any of the following conditions are satisfied:

⮚	Parent does not deliver all of the Qualifying Additional Financing Documents to the Company on or before 5:00 p.m. Central Time on April 22, 2024 and fails to comply with the Proxy Costs and Expenses Covenant contemplated by the Fourth Amendment,

⮚	Parent does not deliver all of the Qualifying Additional Financing Documents to the Company on or before 5:00 p.m. Central Time on April 26, 2024, or

⮚	the Merger Agreement is terminated (1) by the Company due to Parent’s failure to consummate the transactions contemplated by the Merger Agreement when required under to do so under the terms of the Merger Agreement (the “Failure to Close Termination Right”) or (2) by either the Company or Parent in accordance with the Merger Agreement pursuant to any permissible termination right thereunder where the Company would have been entitled to exercise the Failure to Close Termination Right.

•	The cap on recovery of its reasonable out-of-pocket costs and expenses incurred by the Company in connection with enforcing the terms of the A&R Limited Guarantee was deleted. The Company is now entitled to reimbursement from Guarantor for all such costs and expenses.

•	In the event Guarantor has made payments to the Company in respect of the Guaranteed Obligations (as defined in the A&R Limited Guarantee) and the Company receives payments in excess of $15,000,000 from Persons other than Guarantor in respect of such Guaranteed Obligations, the Company will return such excess amount to Guarantor, subject to a cap equal to the amount actually paid by Guarantor to the Company under the A&R Limited Guarantee.

Limited Guarantee

On April 16, 2024 and in connection with the Fourth Amendment, the Company and Guarantor, entered into a Limited Guarantee (the “Funding Limited Guarantee”) in favor of the Company. Pursuant to the Funding Limited Guarantee, Guarantor irrevocably and unconditionally guarantees, solely in the event that (a) Parent delivers all of the Qualifying Additional Financing Documents to the Company on or before 5:00 p.m. Central Time on April 26, 2024 and (b) the Merger Agreement is terminated (1) by the Company pursuant to the Failure to Close Termination Right or the Funding Termination Right, or (2) by either the Company or Parent in accordance with the Merger Agreement pursuant to any permissible termination right thereunder where the Company would have been entitled to exercise the Failure to Close Termination Right or the Funding Termination Right, the due and punctual payment and performance by Parent and Merger Sub of their respective obligations under the Merger Agreement to make any payment of any kind under the terms of the Merger Agreement, in cash, if and when due, subject to the terms and conditions of the Limited Guarantee. The Limited Guarantee is limited to an amount equal to $4,000,000 and does not cover any other obligations of Parent or Merger Sub under the Merger Agreement or otherwise. Guarantor will not be liable to pay any guaranteed obligation under the Funding Limited Guarantee if it would become payable primarily as a direct result of the failure of the Preferred Stock Transactions (as defined in the Merger Agreement) being consummated by the Insider Stockholders and certain other stockholders of the Company.

The foregoing descriptions of the Fourth Amendment, the Amended and Restated Limited Guarantee, and the Funding Limited Guarantee do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth Amendment, the Amended and Restated Limited Guarantee, and the Funding Limited Guarantee, which are attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 2.3 and are incorporated by reference herein. Such descriptions are also qualified in their entirety by reference to the full text of the Merger Agreement, the First Amendment, the Second Amendment, the Third Amendment, which were filed as Exhibit 2.1 to the Current Reports on Form 8-K filed by the Company on January 24, 2024, February 6, 2024 and February 16, 2024 and are incorporated herein by reference, and the Limited Guarantee, which was filed as Exhibit 2.2 to the Current Report on Form 8-K filed by the Company on February 6, 2024 and is incorporated herein by reference.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving the Company and Parent. In connection with the proposed transaction, the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A and a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement, the Schedule 13e-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.battalionoil.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13e-3 and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction. The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and the proxy statement, the Schedule 13e-3 and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction and the Schedule 13e-3 when they become available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances, which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Fourth Amendment to Agreement and Plan of Merger, dated April 16, 2024, by and among Battalion Oil Corporation, Fury Resources, Inc. and San Jacinto Merger Sub, Inc.
2.2	Amended and Restated Limited Guarantee, dated April 16, 2024, by and between Battalion Oil Corporation and Abraham Mirman.
2.3	Limited Guarantee, dated April 16, 2024, by and between Battalion Oil Corporation and Abraham Mirman.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

April 16, 2024	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer